SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                                AMERIPRIME FUNDS
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)       Title of each class of securities to which transaction applies:
                 ______________________________________________________________

        2)       Aggregate number of securities to which transaction applies:
                 ______________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ______________________________________________________________

        4)       Proposed maximum aggregate value of transaction:
                 --------------------------------------------------------------
        5)       Total fee paid:
                 --------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________


         2)       Form, Schedule or Registration Statement No.:
                  ______________________________________________________________


         3)       Filing Party:
                  ______________________________________________________________


         4)       Date Filed:
                  ______________________________________________________________

                          Westcott Large-Cap Value Fund


                              230 Westcott, Suite 1
                              Houston, Texas 77007

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 24, 2002

Dear Shareholders:

The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Westcott Large-Cap Value Fund series of the Trust (the "Fund"), to be held at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 24, 2002 at 11:00 a..m., central time, for the following purpose:

                  1. Approval or disapproval of a new sub-advisory agreement between Aegis Asset Management, Inc., the Fund's adviser, and OAM Institutional, Inc.

                  2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of  record  at the  close of  business  on April 4,  2002 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees

                                                                /S/

                                                         KENNETH D. TRUMPFHELLER
                                                                       Secretary
April 30, 2002

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                          Westcott Large-Cap Value Fund

                              230 Westcott, Suite 1
                              Houston, Texas 77007
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 24, 2002

                                  ------------

         INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Ameriprime Funds (the "Trust"), on behalf of the Westcott Large-Cap Value Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 24, 2002 at 11:00 a.m., central time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 30, 2002.

         The shareholders are being asked to consider the approval of a new sub-advisory agreement for the Fund between Aegis Asset Management, Inc., the Fund's adviser, and OAM Institutional, Inc. ("OAM"). Gulf Investment Management, Inc. ("Gulf") was the Fund's sub-adviser. On April 1, 2002, OAM acquired substantially all of the assets of Gulf, and Gulf assigned its rights under the old sub-advisory agreement to OAM. The Investment Company Act of 1940, as amended (the "Investment Company Act") provides that a sub-advisory agreement will automatically terminate in the event of an assignment. As a result, the shareholders are being asked to consider the approval of a new agreement for the Fund with OAM.

          A copy of the Fund's most recent semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to Robert Chopyak, Treasurer, Ameriprime Funds, at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092 or by calling the Fund at (800)-998-6658.

                                    PROPOSAL
                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
                      THE TRUST AND OAM INSTITUTIONAL, INC.

Background

         Gulf was the Fund's investment sub-advisor. On March 31, 2002, Gulf converted from a Texas business corporation to a Texas limited liability partnership. On April 1, 2002, OAM Institutional, Inc. ("OAM") acquired the majority of the assets of Gulf, and Gulf assigned its rights under the old sub-advisory agreement to OAM. Those persons at Gulf responsible for providing sub-advisory services to the Fund continue to provide sub-advisory services as employees of Gulf Investment Management, a division of OAM.

         Under the Investment Company Act, a sub-advisory agreement automatically terminates in the event of its assignment. The transactions described above caused the assignment and resulting termination of the old sub-advisory agreement. The old sub-advisory agreement was approved by shareholders on December 20, 2001. At that time, Gulf had no prior experience managing the assets of a mutual fund. For the period December 24, 2001 (commencement of operations) to March 31, 2002, Gulf received sub-advisory fees of $6,132 from the Fund's adviser. Subject to shareholder approval, the Board of Trustees of the Trust has approved a new sub-advisory agreement for the Fund.

The Interim Sub-Advisory Agreement

         OAM currently serves as the investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement, dated April 1, 2002, between Aegis Asset Management, Inc. and OAM. Under the terms of the interim sub-advisory agreement, subject always to the control of the Board of Trustees, OAM, at its expense, furnishes continuously an investment program for the Fund. OAM must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. OAM makes its officers and employees available to the adviser from time to time at reasonable times to review investment policies and to consult with the adviser regarding the investment affairs of the Fund. OAM maintains books and records with respect to the securities transactions and renders to the adviser such periodic and special reports as the adviser or the Trustees may request. OAM pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund. Under the interim agreement, as compensation for OAM's sub-advisory services, the Fund pays OAM an annual fee of 0.50% of the Fund's average daily net assets.

         Ordinarily, shareholder approval must be obtained before a sub-advisory agreement takes effect. Rule 15a-4 under the Investment Company Act, however, permits an investment sub-adviser to a registered investment company to serve temporarily under an interim agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

(i) the compensation under the interim agreement is no greater than under the previous agreement;

(ii) the fund's board of trustees, including a majority of the disinterested trustees, has voted in person to approve the interim agreement before the previous agreement is terminated;

(iii)the fund's board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

(iv) the interim agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;

(v) the interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and

(vi) the interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new sub-advisory agreement by shareholders.

         Because shareholder approval was not obtained for a new agreement before the old sub-advisory agreement terminated, an interim sub-advisory agreement meeting the above conditions took effect. The interim agreement was approved by the Board of Trustees on February 13, 2002. OAM will serve as investment sub-adviser pursuant to the interim agreement for 150 days after the assignment or, if earlier, until a new agreement is approved by shareholders. If shareholders approve the new agreement within the 150-day period, the amount held in the escrow account, plus interest, will be paid to OAM. If shareholders do not approve the new agreement, OAM will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned.

The New Sub-Advisory Agreement.

         Subject to shareholder approval, Aegis Asset Management, Inc. will enter into a new agreement with OAM. The terms and conditions of the new agreement are substantially identical in all material respects to those of the interim sub-advisory agreement, except that the date of its execution, effectiveness, and termination are different, and all of the "interim" provisions required by Rule 15a-4 have been removed.

          Like the interim agreement (and the old agreement with Gulf), the new agreement permits the sub-adviser to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. OAM does not currently have any such arrangements in place, but could in the future.

         The new agreement will become effective upon shareholder approval. The new agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on thirty days written notice, without the payment of any penalty, by Aegis Asset Management, Inc. with the consent of the Board of Trustees, by the Board of Trustees, or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by OAM at any time, on ninety days written notice, without the payment of any penalty. The new agreement automatically terminates in the event of its assignment.

         The new agreement provides that OAM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence, or OAM's reckless disregard of its obligations.

          The new agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new agreement is only a summary.

Information Concerning OAM Institutional, Inc.

     OAM Institutional, Inc. is located at 498 Seventh Avenue, New York, New York 10018. OAM Institutional, Inc. is a wholly owned subsidiary of OppenheimerFunds, Inc. OAM has no prior experience managing the assets of a mutual fund. OppenheimerFunds, Inc. is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which in turn is owned by MassMutual Holding Trust I, which in turn is owned by MassMutual Holding Company, which in turn is owned by Massachusetts Mutual Life Insurance Company. OppenheimerFunds, Inc. and Oppenheimer Acquisition Corp. are located at 498 Seventh Avenue, New York, New York 10018. MassMutual Holding Trust I, MassMutual Holding Company and Massachusetts Mutual Life Insurance Company are located at 1295 State Street, Springfield, Massachusetts 011111.


         The names, addresses and principal occupations of the principal executive officer and each director of OAM are set forth below:

------------------------------- ----------------------------- ----------------------------- ----------------------------
Name:                           Title:                        Address:                      Principal Occupation:
------------------------------- ----------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------- ----------------------------
David Schultz                   Chief Executive Officer,      498 Seventh Avenue New        Chief Executive Officer,
                                President and                 York, New York 10018          President and Senior
                                Senior Managing Director                                    Managing Director and
                                                                                            Director of OAM
                                                                                            Institutional, Inc.
------------------------------- ----------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------- ----------------------------
O. Leonard Darling              Vice Chairman and             498 Seventh Avenue New        Chief Investment Officer
                                Director                      York, New York 10018          and Executive Vice
                                                                                            President of
                                                                                            OppenheimerFunds, Inc.
------------------------------- ----------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------- ----------------------------
John Murphy                     Chief Executive Officer,      498 Seventh Avenue New        President of
                                Chairman and                  York, New York 10018          OppenheimerFunds, Inc.,
                                Director                                                    President and a Trustee of
                                                                                            Oppenheimer Funds
------------------------------- ----------------------------- ----------------------------- ----------------------------

Evaluation By The Board Of Trustees.

         The Board has determined that continuity and efficiency of portfolio investment sub-advisory services can best be assured by approving the new sub-advisory agreement. The Board believes that the new agreement will enable the Trust to continue to obtain sub-advisory services of high quality and that approval of the new agreement is in the best interests of the Trust and the shareholders of the Fund.

         At a meeting of the Board of Trustees held on April 3, 2002, the Board, including the Independent Trustees, evaluated the impact of the proposed acquisition on the Fund. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Gulf and OAM, including financial information about Gulf and OAM's parent companies, and discussed the proposed new agreement. The Independent Trustees met separately with legal counsel.

         Based on its review, the Board of Trustees believes that approval of the proposed new agreement is in the best interests of the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new agreement. In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of OAM's investment personnel, (ii) the nature and quality of operations and services that OAM will continue to provide the Fund, (iii) the benefits of continuity in services to be provided by OAM, and (iv) the fact that the portfolio managers did not change as a result of OAM's acquisition of Gulf.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to (i) the performance of the Fund since commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) the financial condition of OAM's parent companies, and (iv) that the terms of the new agreement are substantially identical to the old agreement and the interim agreement.

         The Board viewed as significant the representation of OAM's immediate parent, OppenheimerFunds, Inc. that it does not object to a continued relationship with the Fund, and the representations of the Fund's portfolio managers that no changes in their method of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Fund will result from OAM's acquisition of Gulf. In fact, it was the consensus of the Trustees that the acquisition is likely to provide the portfolio managers with additional resources and enhance the portfolio managers' ability to provide quality services to the Fund.

         As a result of their considerations, the Trustees, including all of the Independent Trustees, determined that the new agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the new agreement and voted to recommend it to shareholders for approval.

     The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The Proposed Sub-advisory Agreement


                              OPERATION OF THE FUND

         The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Aegis Asset Management, Inc., 230 Westcott, Suite 1, Houston, Texas 77007 as its adviser and Gulf Investment Management, a division of OAM Institutional, Inc., 498 Seventh Avenue, New York, New York 10018 serves as its investment sub-adviser. The Fund retains Unified Fund Services, Inc. to manage the Fund's business affairs and provide the Fund with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Fund's shares.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed new agreement between the Trust and OAM and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The close of business on April 4, 2002 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 611,378.63 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed new agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed sub-advisory agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information, as of April 4, 2002, with respect to the number of shares of the Fund beneficially owned by (i) each Trustee and named executive officers of the Trust and (ii) all Trustees and named executive officers of the Trust as a group.

                                                                  Amount                               Percent
         Name                                               Beneficially Owned                        of Class
         ----                                               ------------------                        --------
         Robert A. Chopyak                                         None                                 0%
         Steven L. Cobb                                            None                                 0%
         Gary E. Hippensteil                                       None                                 0%
         Kenneth D. Trumpfheller                                   None                                 0%

*        Less than 1% of the Fund.

         As of April 4, 2002 all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of April 4, 2002, Donaldson Lufkin Jenrette, P.O. Box 2052, Jersey City, NJ, was the record owner of 256,599.15 shares, or 41.76% of the outstanding shares of the Fund, and National Financial Services Corp., P.O. Box 3908, Church Street Station, New York, NY, was the record owner of 67,527.61 shares, or 10.99% of the outstanding shares of the Fund.

         As of April 4, 2002, Aegis Asset Management, Inc. ("Aegis") shared with certain of its advisory clients the power to vote, and investment discretion with respect to, 587,249.90 shares of the Fund, or 95.57%. As a result, Aegis may be deemed to beneficially own these shares and may be deemed to control the Fund. Aegis intends to vote all of these shares in favor of the proposed new sub-advisory agreement. As of April 4, 2002, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.


                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, Ameriprime Funds, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by OAM. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and OAM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and OAM may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

         If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (800) 998-6658, or write the Trust at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                                                /S/

                                                         Kenneth D. Trumpfheller
                                                                       Secretary

Dated April 30, 2002

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                                                                       EXHIBIT A

                         PROPOSED SUB-ADVISORY AGREEMENT


                                AMERIPRIME FUNDS
                        INVESTMENT SUB-ADVISORY AGREEMENT

         INVESTMENT SUB-ADVISORY AGREEMENT, dated as of __________, 2002, between Aegis Asset Management, a Texas corporation (the "Adviser"), and OAM Institutional, Inc. (the "Sub-Adviser").

         WHEREAS, the Adviser acts as an investment manager to AmeriPrime Funds, an Ohio business trust (the "Trust"), pursuant to a Management Agreement, dated as of December 20, 2001 (the "Management Agreement");

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment Advisory services to the Westcott Large-Cap Value Fund (the "Fund"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

         Section 1. Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

         Section 2. Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

         (a) The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

         (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

         (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Fund, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and the Fund's Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

         (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

         (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may request; and

         (f) The Sub-Adviser shall provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

         Section 3. Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Fund and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

         Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of any Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

         Section 4. Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

         Section 5. Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested person" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

         Section 6. Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at the annual rate of 0.50% of the Fund's average daily net assets. This fee for each month will be paid to the Sub-Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of the Fund shall be calculated in the manner specified in the Fund's Prospectus.

         Section 7. Use of Name. The Adviser and Sub-Adviser acknowledge that all rights to the name "Westcott" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the Adviser, the Trust's right to the use of the name "Westcott" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety
(90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Westcott" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use these names.

         Section 8. Liability of the Sub-Adviser. Neither Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         Any person, even though also a director, officer, employee, shareholder, member or agent of Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Sub-Adviser, or one under Sub-Adviser's control or direction, even though paid by Sub-Adviser.

         Section 9. Duration and Termination. The term of this Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Adviser or the Trust with respect to the Fund at any time, without the payment of any penalty, by the Adviser with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in any such case on 30 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

         Section 10. Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment
(a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined

         Section 11. Notices. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at ___________________________________________ and to the Adviser at 230 Westcott,
Suite 1, Houston, Texas 77007, or at such other address or to such other individual as shall be specified by the party to be given notice.

         Section 12. Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     Section 13. Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     Section 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 15. Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     Section 16. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto for otherwise affect their construction or effect.

         Section 17. Change of Control. Sub-Adviser shall notify Adviser and the Trust in writing sufficiently in advance of any change of control; as defined in
Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

         Section 18. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the date and year first above written.


Aegis Asset Management, Inc.                 OAM Institutional, Inc.

By __________________________________             By ___________________________


Name: _______________________________             Name:________________________


Title:_______________________________             Title:_______________________

PROXY

                          WESTCOTT LARGE-CAP VALUE FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  May 24, 2002

         The undersigned shareholder of the Westcott Large-Cap Value Fund (the "Fund"), a series of Ameriprime Funds (the "Trust"), hereby nominates, constitutes and appoints Robert A. Chopyak and Kenneth D. Trumpfheller, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 24, 2002 at 11:00 a.m., central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         Approval of a new Sub-Advisory Agreement between the Trust and OAM Institutional, Inc.

    |_| FOR                      |_| AGAINST                       |_| ABSTAIN


         The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED ___________  ____,2002    ______________________________
(Number of Shares)                                   (Please Print Your Name)

                                                  ______________________________
                                                     (Signature of Shareholder)

                                                  ______________________________
                                                     (Please Print Your Name)

                                                  ______________________________
                                                     (Signature of Shareholder)

                                                (Please date this proxy and sign
                                                your name as it appears on the
                                                label.  Executors,
                                                administrators, trustees, etc.
                                                should give their full titles.
                                                All joint owners should sign.)



       This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed
Proxy bearing a later date, or by appearing in person and voting at the meeting.